U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2001

                         DIAMOND HITTS PRODUCTION, INC.
            (Exact name of registrant as specified in its charter)


                                  Florida
        (State or jurisdiction of  incorporation or organization)

                                 000-26668
                        (Commission File Number)

                                 65-0036344
               (I.R.S. Employer Identification Number)

92 Corporate Park, Suite C-802, Irvine, California       92606
    (Address of principal executive offices)          (Zip Code)

          Registrant's telephone number:  (800) 660-4292



         (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on May 8, 2001, the independent accountants who were previously engaged as the principal accountants to audit the Registrant's financial statements, Pender Newkirk & Company, Certified Public Accountants, were terminated. This termination was approved by the Board of Directors. This accountants' report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The report of Pender Newkirk & Company, Certified Public Accountants, included an explanatory paragraph expressing substantial doubt about the

Registrant's ability to continue as a going concern.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item
304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountants' termination.

(b) Effective on May 8, 2001, the firm of L.L. Bradford & Company has been engaged to serve as the new principal accountants to audit the Registrant's financial statements. The decision to retain this firm was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging those accountants, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountants regarding any matter.

                              SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Diamond Hitts Production, Inc.



Dated: May 16, 2000                By: /s/  Mark Crist
                                   Mark Crist, President

                                 EXHIBIT INDEX

Number                        Exhibit Description

16     Letter on Change in Certifying Accountant (see below).

                                       EX-16

                   LETTER ON CHANGE IN CERTIFYING ACCOUNTANT


Pender Newkirk & Company
Certified Public Accountants
100 South Ashley Drive Suite 1650
Tampa, Florida 33602
(813) 229-2321


May 15, 2001


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Diamond Hitts Production, Inc. Form 8-K

Gentlemen:

We have read the statements that we understand Diamond
Hitts Production, Inc. will include under Item 4 of the Form 8-K report to be filed regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.

Sincerely,


/s/  Pender Newkirk & Company
Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida